Exhibit 99.2

Annual financial statements

as of 31 December 2020 and 31 December 2019

Advent Technologies GmbH
(formerly fischer eco solutions GmbH)

Im Gewerbegebiet 7

77855 Achern

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 1

TABLE OF CONTENTS

Report of Independent Auditors

Balance sheets as of 31 December 2020 and 31 December 2019	2

Income statements from 1 January 2020 to 31 December 2020 and 1 January 2019 to 31 December 2019	3

Statements of Changes in Equity for the period 1 January 2020 to 31 December 2020 and 1 January 2019 to 31 December 2019	5

Statements of Cash Flows from 1 January 2020 to 31 December 2020 and 1 January 2019 to 31 December 2019	6

Notes to the financial statements as of 31 December 2020 and 31 December 2019	7

Report of Independent Auditors

To the Board of Directors of Advent Technologies GmbH (formerly fischer eco solutions GmbH)

We have audited the accompanying consolidated financial statements of Advent Technologies GmbH (formerly fischer eco solutions GmbH) (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of income, changes in equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting principles generally accepted in Germany; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advent Technologies GmbH (formerly fischer eco solutions GmbH) at December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Germany.

Emphasis of matter
As discussed in  the Notes to the financial statements, the Company prepares its financial statements in accordance with accounting principles generally accepted in Germany, which differ from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young (Hellas) Certified Auditors Accountants S.A.

Athens, Greece
March 31, 2022

Balance Sheets Advent Technologies GmbH (formerly fischer eco solutions GmbH), Achern as of 31 December 2020 and 31 December 2019	Page 2

A S S E T S					E Q U I T Y A N D L I A B I L I T I E S
	EUR	31 Dec 2020 EUR	31 Dec 2019 EUR		EUR	31 Dec 2020 EUR	31 Dec 2019 EUR
A. A S S E T S				A. E Q U I T Y A N D L I A B I L I T I E S
I. INTANGIBLE ASSETS 1. Franchises, industrial rights and similar rights and assets		5.152.839,00	7.069.376,00	I. SUBSCRIBED CAPITAL	1.000.000,00		1.000.000,00
				II. CAPITAL RESERVES	3.500.000,00		3.500.000,00
II. PROPERTY, PLANT AND EQUIPMENT
1. Plant and machinery	1.318.043,00		1.240.666,80	III. ACCUMULATED LOSS	-4.531.774,48		-4.538.904,48
2. Other equipment, furniture and fixtures	336.026,00		375.237,00			-31.774,48	-38.904,48
3. Prepayments and assets under construction	0,00		93.000,00
		1.654.069,00	1.708.903,80	B. P R O V I S I O N S
				1. Other provisions		143.372,00	218.055,00
						143.372,00	218.055,00
III. FINANCIAL ASSETS				C. L I A B I L I T I E S
1. Equity investments		32.819,00	32.819,00	1. Trade payables	802.154,40		341.497,87
				2. Liabilities to affiliates	38.956.933,32		38.926.583,59
				3. Other liabilities	53.336,26		92.182,74
A. C U R R E N T A S S E T S						39.812.423,98	39.360.264,20

						39.924.021,50	39.539.414,72

I. INVENTORIES 1. Raw materials, consumables and supplies	1.822.670,01		1.019.012,62
2. Work in process	147.309,43		150.364,21
3. Finished goods and merchandise	2.207.366,10		2.363.939,81
		4.177.345,54	3.533.316,64
II. RECEIVABLES AND OTHER
ASSETS 1. Trade receivables	0,00		195.077,10
2. Receivables from affiliates	26.879.838,13		26.608.492,04
3. Other assets	856.983,35		384.578,19
		27.736.821,48	27.188.147,33
III. CHECKS, CASH ON HAND, BUNDESBANK AND POSTAL GIRO BALANCES		1.166.418,93	4.665,86

C. P R E P A I D E X P E N S E S		3.708,55	2.186,09

		39.924.021,50	39.539.414,72

INCOME STATEMENTS from 1 January 2020 to 31 December 2020 and 1 January 2019 to 31 December 2019	Page 3

Advent Technologies GmbH (formerly fischer eco solutions GmbH), Achern-

		Fiscal year 2020	Prior year 2019
	EUR	EUR	EUR
1. Revenue		1.175.423,17	7.098.278,48
2. Increase or decrease in finished goods and work in process		27.120,51	-1.600.054,21
3. Total operating performance		1.202.543,68	5.498.224,27
4. Other operating income
a) Ordinary operating income
aa) Other ordinary income	1.470,12		937,87
a) Income from the disposal of fixed assets	999,00		0,00
b) Income from the reversal of provisions	223,83		20,00
c) Other income from ordinary activities	174.380,33		28.058,15
		177.073,28	29.016,02
5. Cost of materials a) Cost of raw materials, consumables and
Supplies	-4.588.746,16		-8.028.983,97
b) Cost of purchased services	-197.869,47		-416.015,60
		-4.786.615,63	-8.444.999,57
Gross profit / loss (-)		-3.406.998,67	-2.917.759,28
6. Personnel expenses
a) Wages and salaries	-656.999,30		-939.132,72
b) Social security, pension and other benefit
Costs	-209.445,82		-227.421,39
		-866.445,12	-1.166.554,11
7. Amortization, depreciation and impairment		-2.413.110,74	-2.385.646,08
8. Other operating expenses
a) Ordinary operating expenses
aa) Rent and rent incidentals	-70.708,69		-72.698,28
ab) Insurance and contributions	-7.344,28		-7.701,12
ac) R&D Costs	-4.860.247,27		-6.097.045,59
ad) Vehicle expenses	-253,39		-543,88
ae) Advertising and travel expenses	-14.315,52		-46.282,30
af) Distribution costs	-15.803,57		-32.259,53
ag) Miscellaneous operating expenses	-304.247,71		-259.605,05
b) Losses from the disposal of fixed assets	-3,00		-789,26
c) Losses from impairment or from the disposal
of current assets and allocations to bad debt
Allowances	-9.161,32		0,00
d) Other expenses related to ordinary activities	-8.813,07		-8.958,24
		-5.290.897,82	-6.525.883,25
Operating result		-11.977.452,35	-12.995.842,72

INCOME STATEMENTS from 1 January 2020 to 31 December 2020 and 1 January 2019 to 31 December 2019	Page 4

Advent Technologies GmbH (formerly fischer eco solutions GmbH), Achern

		Fiscal year 2020	Prior year 2019
	EUR	EUR	EUR
Subtotal:		-11.977.452,35	-12.995.842,72
9. Other interest and similar income		821.016,82	564.132,36
10. Interest and similar expenses		-1.423.851,23	-1.277.675,05
11. Income from loss absorption		12.587.416,76	13.489.752,41
12. Net gain / loss (-) for the year		7.130,00	-219.633,00
13. Loss carryforward		-4.538.904,48	-4.319.271,48
14. ACCUMULATED LOSS		-4.531.774,48	-4.538.904,48

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statementsas of 31 December 2020 and 31 December 2019	Page 5

Statements of changes in equity

	SUBSCRIBED CAPITAL	CAPITAL RESERVES	LOSS CARRYFORWARD	NET GAIN/LOSS (-) FOR THE YEAR	T O T A L E Q U I T Y

	Euro	Euro	Euro	Euro	Euro

31 December 2018 1 January 2019	1,000,000.00	3,500,000.00	-4,319,271.48	0.00	180,728.52

Carryforward to new account	0.00	0.00	0.00	0.00	0.00
Net gain/loss (-) in 2019	0.00	0.00	0.00	-219,633.00	-219,633.00

31 December 2019 1 January 2020	1,000,000.00	3,500,000.00	-4,319,271.48	-219,633.00	-38,904.48

Carryforward to new account	0.00	0.00	-219,633.00	219,633.00	0.00
Net gain/loss (-) in 2020	0.00	0.00	0.00	7,130.00	7,130.00

31 December 2020	1,000,000.00	3,500,000.00	-4,538,904.48	7,130.00	-31,774.48

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statementsas of 31 December 2020 and 31 December 2019	Page 6

Statements of Cash Flows from 1 January 2020 to 31 December 2020 and from 1 January 2019 to 31 December 2019
		12/31/2020	12/31/2019
		Act	Act
		YTD	YTD

	Net income / (net loss) for the year after allocation / distribution of profit	7,130.00	-219,633.00

+/-	Amortization, depreciation and impairment	2,413,110.74	2,385,646.08
+/-	Increase / decrease in other provisions	-74,473.00	28,974.31
-/+	Increase / decrease in inventories	-644,028.90	-641,919.71
-/+	Increase / decrease in AR trade and other receivables, not investing or financing activities	-11,429,695.10	9,040,428.33
+/-	Increase / decrease in AP trade and other liabilities, not investing or financing activities	-848,174.91	-17,976,360.84
-/+	Gain / loss on disposal of fixed assets	-996.00	789.26
+/-	Interest expenses / interest income	602,834.41	713,542.69
=	Cash flow from operating activities	-9,974,292.76	-6,668,532.88

	Proceeds from sale of fixed assets	1,000.00	0.00
-	Expenditures for fixed assets	-441,742.94	-437,648.14
=	Cash flow from investing activities	-440,742.94	-437,648.14

+/-	Proceeds from / expenditures for loans received from affiliated companies	11,577,186.41	7,095,498.98
-	Interest paid	-397.64	-2,340.03
=	Cash flow from financing activities	11,576,788.77	7,093,158.95

	Net change in cash and cash equivalents	1,161,753.07	-13,022.07

+	Cash and cash equivalents at beginning of period	4,665.86	17,687.93

=	Cash and cash equivalents at end of period	1,166,418.93	4,665.86

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statementsas of 31 December 2020 and 31 December 2019	Page 7

Notes to the financial statements of Advent Technologies GmbH (formerly fischer eco solutions GmbH

General information about the company

Advent Technologies GmbH (formerly fischer eco solutions GmbH), headquartered in Achern, Germany, is entered in the Commercial Register of the Mannheim Local Court under the registration number HRB 706920
The shareholders' meeting of 23 September 2021 resolved to amend the Articles of Association in Section I sentence 1 (Name of the Company). The name was changed to Advent Technologies GmbH.

General information

These financial statements were prepared in accordance with Sec. 242 et seq. and Sec. 264 et seq. HGB [“Handelsgesetzbuch”: German Commercial Code] as well as  in accordance  with  the  relevant  provisions  of  the  GmbHG  [“Gesetz betreffend die Gesellschaften mit beschränkter Haftung”: German Limited Liability Companies Act]. The Company is subject to the requirements for small corporations. The income statement is classified using the nature of expense method.

In order to improve the clarity of the financial statements, we have provided details on the composition of balance sheet items and “thereof” items in the notes to the financial statements. Pursuant to Sec. 42 GmbHG, disclosures on receivables from and liabilities to shareholders have also been included in the notes.

Pursuant to the size classes stated in Sec. 267 HGB, the Company is a small corporation. In the reporting year, size criteria break down as follows:

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statementsas of 31 December 2020 and 31 December 2019	Page 8

Accounting policies, including tax-law measures pursuant to Sec. 284 HGB

Accounting policies

The accounting policies applied comply with the provisions of the HGB [“Handelsgesetzbuch”: German Commercial Code] and the supplementary provisions of the GmbHG [“Gesetz betreffend die Gesellschaften mit beschränkter Haftung”: German Limited Liability Companies Act].

The following accounting and valuation methods were used unchanged for the preparation of the annual financial statements.

Purchased intangible assets are recognized at acquisition cost and are amortized if they have a limited life.

Property, plant and equipment are recognized at acquisition or production cost less depreciation (and, if necessary, impairment).

Amortization and depreciation were calculated on the basis of the estimated useful lives of the assets. The straight-line method is generally used for depreciation and amortization.

Low-value assets with an acquisition or production cost of up to EUR 150.00 are fully expensed in the year of acquisition.

Movable fixed assets with a value of between EUR 150.01 and EUR 1,000.00 are recognized in a collective item in the year of acquisition and depreciated on a straight-line basis using a rate of 20.0%.

Financial assets are recognized and valued as follows:
-	Loans at nominal value
-	Securities classified as fixed assets at acquisition cost
If necessary, they are written down to the lower net realizable value as of the reporting date.

Raw materials, consumables and supplies are reported at (average) acquisition or production cost, applying the lower of cost or market principle as of the reporting date.

Work in process and finished goods are valued at production cost. Production cost includes directly allocable costs as well as required overheads and production-related depreciation expenses. Production cost does not include borrowing costs. If the share of raw materials has a lower value as of the reporting date, this is recognized.

Receivables and other assets are stated at their nominal value or net realizable value as of the reporting date, whichever is lower. Appropriate bad debt allowances are recorded to cover any recognizable risks that may not be collectible; bad debts are written off. In order to cover the general credit risk, a general bad debt allowance is recognized on any receivables not already covered by specific bad debt allowances.

Cash and cash equivalents are stated at nominal value.

Expenses recognized before the balance sheet date that relate to a certain period after this date are posted as prepaid expenses.

Subscribed capital is stated at nominal value.

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 9

Tax provisions contain taxes yet to be assessed relating to the fiscal year.

Other provisions record all recognizable risks and uncertain liabilities and are valued at the settlement value deemed necessary according to prudent business judgment (Sec. 253 (1) 2 HGB). Provisions with a term of more than one year are discounted based on their term at the average market interest rate of the past seven fiscal years (Sec. 253 (2) 1 HGB).

Liabilities are stated at their settlement amount (Sec. 253 (1) 2 HGB).

Translation of items denominated in foreign currency to euros

The annual financial statements contain items denominated in foreign currency translated into euros.

Receivables and liabilities in foreign currency are translated at the mean spot rate on the balance sheet date pursuant to Sec. 256a HGB.

The exchange rate of receivables or liabilities denominated in foreign currency with a remaining term of more than one year on the transaction date is recognized if it is lower in the case of receivables or higher in the case of liabilities.

Receivables and other assets

Receivables from affiliates contain trade receivables of EUR 5,695.51 (prior year: EUR 1,461,254.15) and other assets of EUR 26,874,142.62 (prior year: EUR 25,147,237.89).

Trade receivables
	31.12.2020	31.12.2019
Advent Technologies A/S	0.00 EUR	1,447,707.71 EUR
fischer Rohrtechnik GmbH	0.00 EUR	5,546.44 EUR
fischer Edelstahlrohre GmbH	5,283.25 EUR	8,000.00 EUR
F.E.R. fischer Edelstahlrohre GmbH	250.00 EUR	0.00 EUR
fischer Power Solutions GmbH	162.26 EUR	0.00 EUR
	5,695.51 EUR	1,461,254.15 EUR
Other assets
	31.12.2020	31.12.2019
F.E.R. fischer Edelstahlrohre GmbH	26,874,142.62 EUR	25,147,237.89 EUR

Of the receivables from affiliates, an amount of EUR 0.00 (prior year: EUR 13,489,752.41) has a remaining term of more than one year.

Trade receivables of EUR 0.00 (prior year: EUR 9,161.32) have a remaining term of more than one year.

Other assets of EUR 0.00 (prior year: EUR 0.00) have a remaining term of more than one year.

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 10

Other assets contain input tax of EUR 4,067.00 (prior year: EUR 2,438.92) that does not come into effect until after the reporting date.

Receivables from shareholders are not recognized separately in the balance sheet. Of the receivables from affiliates recognized in the balance sheet, EUR 26,874,392.62 (prior year: EUR 25,147,237.89) relates to receivables from shareholders as defined by Sec. 42 (3) GmbHG.

Statement of liabilities pursuant to Sec. 285 No. 2 HGB

Type of liability as of 31 December 2020	Total	thereof due in			Secured amounts	Type of *liability
		less than one year	one to five years	more than five years
	EUR k	EUR k	EUR k	EUR k	EUR k
Related to trade	802	802	0	0	689
	(341)	(341)	(0)	(0)	(326)	-
To affiliates	38,957	20,764	18,193	0	40
	(38,927)	(8,307)	(30,620)	(0)	(2,227)	-
Other liabilities	53	53	0	0	0
	(92)	(92)	(0)	(0)	(0)	-
Total	39,812	21,619	18,193	0	729
	(39,360)	(8,740)	(30,620)	(0)	(2,553)

Figures in brackets = prior-year figures

-	thereof for taxes:

EUR 14,209.49 (prior year: EUR 16,731.01)

-	thereof related to social security:
EUR 13,626.68; (prior year: EUR 25,702.83)

*	Trade payables are secured by retention of title customary for the industry.

Liabilities  to  affiliates  contain  trade  payables  of  EUR 78,480.97  (prior  year: EUR 2,226,583.59)  and  other  liabilities  of  EUR 38,878,452.35  (prior  year: EUR 36,700,000.00).

Trade payables
	31.12.2020	31.12.2019
Advent Technologies A/S	36,487.80 EUR	2,184,946.38 EUR
fischer Edelstahlrohre GmbH	23,370.92 EUR	17,453.51 EUR
F.E.R. fischer Edelstahlrohre GmbH	2,524.00 EUR	14,152.00 EUR
fischer Maschinentechnik-GmbH	267.73 EUR	0.00 EUR
fischer group SE & Co. KG	15,830.52 EUR	10,031.70 EUR
	78,480.97 EUR	2,226,583.59 EUR

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 11

Other liabilities
	31.12.2020	31.12.2019
Advent Technologies A/S	878,452.35 EUR	0.00 EUR
F.E.R. fischer Edelstahlrohre GmbH	38,000,000.00 EUR	36,700,000.00 EUR
	38,878,452.35 EUR	36,700,000.00 EUR

Liabilities to shareholders are not recognized separately in the balance sheet. Of the liabilities to affiliates recognized in the balance sheet, EUR 38,002,524.00 (prior year: EUR 36,714,152.00) relates to liabilities to shareholders as defined by Sec. 42 (3) GmbHG.

Disclosures and explanations of individual items in the income statement Personnel expenses
The item personnel expenses - Social security, pension and other benefit costs - includes expenses for benefits amounting to EUR 8,805.75 (prior year: EUR 9,326.04).

Depreciation

Depreciation of property, plant and equipment includes unscheduled depreciation amounting to EUR 74,941.80 (prior year: EUR 0.00).

Financial result

The item other interest and similar income includes interest income amounting to EUR 850.00 (prior year: EUR 1,210.00) from the discounting of provisions.
Of the interest income, EUR 820,166.82 (prior year: EUR 562,922.36) relates to affiliated companies.

Interest income to affiliated companies
	31.12.2020	31.12.2019
F.E.R. fischer Edelstahlrohre GmbH	820,166.82 EUR	562,922.36 EUR

The item interest and similar expenses includes interest expenses of EUR 640.00 (prior year: EUR 2,110.00) from the compounding of provisions.

Of the interest expenses, EUR 1,422,813.59 (previous year: EUR 1,275,335.02) relate to affiliated companies.

Interest expenses to affiliated companies

	31.12.2020	31.12.2019
F.E.R. fischer Edelstahlrohre GmbH	1,422,813.59 EUR	1,275,335.02 EUR

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 12

Other financial obligations pursuant to Sec. 285 No. 3(a) HGB

Annual payment obligations under rental agreements and other service agreements are as follows:

Off-balance-sheet other	Amount 31.12.2020	Amount 31.12.2019	Maturity
financial obligations	(EUR k)	(EUR k)	(Year)

Rental obligations
Rent for premises	69	69	Annual obligation

Service agreements
Software support	6	10	Annual obligation
Production maintenance	18	27	Annual obligation
Other	4	3	Annual obligation

Rental obligations to the ultimate parent company fischer group SE & Co. KG total EUR 69,014.46 (prior year: EUR 69,014.46).

Obligations from ongoing investment projects amount to  EUR 0.00  (prior year: EUR 279,348.74) as of the reporting date.

Information on employees pursuant to Sec. 285 No. 7 HGB

The workforce of the Company during the fiscal year can be broken down into the following categories:

Category	Number 2020	Number 2019
Wage earners	9.25	11.25
Salaried employees	7.00	7.00
The average total number of employees for the year is therefore:	16.25
The average total number of employees for the prior year is therefore:		18.25

Information on group affiliation (Sec.285 No. 14 and 14a HGB)-

The direct parent company of the Company is F. E. R. fischer Edelstahlrohre GmbH with registered office in Achern. The shareholder is included in the consolidated financial statements of fischer group SE & Co. KG with registered office in Achern.

The fischer group SE & Co. KG, Achern, prepares the consolidated financial statements for the smallest and largest group of companies. The consolidated financial statements are published in the “Bundesanzeiger”. Advent Technologies GmbH (formerly fischer eco solutions GmbH), Achern, is included in these consolidated financial statements.

General managers pursuant to Sec. 285 No. 10 HGB

The Company was managed by the following persons in the past fiscal year:

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 13

1. General manager:	HansFischr, Seebach

Additional general manager:	Roland Fischer, Seebach

Appropriation of profits

Earnings are transferred under the profit and loss transfer agreement concluded with the parent company F.E.R. fischer Edelstahlrohre GmbH.

Related Party

Effective upon inception of Advent Technologies GmbH (formerly fischer eco solutions GmbH), the parent company of F.E.R. fischer Edelstahlrohre GmbH owned 100% of the shares of Advent Technologies GmbH (formerly fischer eco solutions GmbH). This resulted in the classification of Advent Technologies GmbH (formerly fischer eco solutions GmbH) as a related party of Advent Technologies A/S (formerly Serenergy A/S) as 100% of Advent Technologies A/S (formerly Serenergy A/S) shares are also owned by the common parent of F.E.R. fischer Edelstahlrohre GmbH.

Effective July of 2018 arrangements were made between Advent Technologies A/S (formerly Serenergy A/S) and Advent Technologies GmbH (formerly fischer eco solutions GmbH) to shift the entrepreneurial risk associated with the patents from Advent Technologies A/S (formerly Serenergy A/S) to Advent Technologies GmbH (formerly fischer eco solutions GmbH). Three separate contracts were agreed to as it related to running the business between the two parties. Firstly, there was a manufacturing contract which laid out the expected rules of engagement as it related to the ultimate production of fuel cells by Advent Technologies A/S (formerly Serenergy A/S) utilizing various parts supplied by Advent Technologies GmbH (formerly fischer eco solutions GmbH) and third-party suppliers. Additionally, as a part of this portion of the Agreement was the sale of finished fuel cell units to Advent Technologies GmbH (formerly fischer eco solutions GmbH) from Advent Technologies A/S (formerly Serenergy A/S) to be held on site in Denmark and sold in accordance with the distribution contract, described as follows. The distribution contract governs the ultimate sale of the Finished Fuel Cells to third-party customers via the sales channels of Advent Technologies A/S (formerly Serenergy A/S). Finally, an R&D contract was agreed between Advent Technologies A/S (formerly Serenergy A/S) and Advent Technologies GmbH (formerly fischer eco solutions GmbH) with the goal of transferring some of the R&D costs incurred by Advent Technologies A/S (formerly Serenergy A/S) to Advent Technologies GmbH (formerly fischer eco solutions GmbH).

The Company also has a profit and loss transfer agreement with its parent company, F.E.R. fischer Edelstahlrohre GmbH in which all losses held at the Advent Technologies GmbH (formerly fischer eco solutions GmbH) company level will be absorbed by the parent. This resulted in the Company reporting income from loss absorption on the statement of operations of EUR 12,587,416,76 and EUR 13,489,752,41 for the periods ended December 31, 2020 and December 31, 2019, respectively. Further, this arrangement resulted in an ongoing receivable from, F.E.R. fischer Edelstahlrohre GmbH in the amount of EUR 26,751,747.17 and EUR 25,080,749.12 for the periods ended December 31, 2020 and December 31, 2019, respectively, as a result of the periodic income from loss absorption.

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 14

Additionally, included within payables to related parties are shareholder loans payable to the parent company, F.E.R. fischer Edelstahlrohre GmbH for the purposes of operational financing which amount to EUR 38,000,000.00 and EUR 36,700,000.00 for the periods ended December 31, 2020 and December 31, 2019, respectively.

The Company notes that in accordance with the Agreements stated above are various related party transactions and balances held at the various reporting dates.

Refer to table below for amounts held on the balance sheet and contained within the income statement for the periods ended December 31, 2020 and December 31, 2019:

Annual Statement

	For the year ended	For the year ended
(Euro in thousands)	December 31, 2020	December 31, 2019

Revenue from Related Parties	14,514	19,058
Expense to Related Parties	9,873	14,707
	4,641	4,351

(Euro in thousands)	December 31, 2020	December 31, 2019

Receivables from Related Parties	26,880	26,608
Payables to Related Parties	38,957	38,927
	-12,077	-12,319

* - Noted that due to the ultimate consolidation and related party nature of the entities listed above, there is a natural right of offset as it relates to the amount receivable or payable and may be presented on a net basis within the statement of financial position

Summary of differences between German GAAP and US generally accepted accounting principles (“US GAAP”)

The financial statements of the Company have been prepared in accordance with German GAAP which differ in certain significant respects from US GAAP. The effects of the application of US GAAP to the shareholder’s equity and net income (loss) are set forth in the table below:

Reconciliation of net income (loss):	2020	2019

Net income (loss) for the financial year in accordance with German GAAP	7.130,00	- 219.633,00
US GAAP reconciliation adjustments
Reversal of loss absorption under profit and loss transfer agreement	-12.587.416,76	-13.489.752,41
Taxes on reversal of loss absorption	-	-
Net income (loss) in accordance with US GAAP	-12.580.286,76	-13.709.385,41

Advent Technologies GmbH (formerly fischer eco solutions GmbH)

Annual financial statements as of 31 December 2020 and 31 December 2019	Page 15

Reconciliation of shareholder’s equity:	2020	2019

Shareholder’s equity in accordance with German GAAP	- 31.774,48	- 38.904,48
US GAAP reconciliation adjustments
Reversal of loss absorption under profit and loss transfer agreement	-12.587.416,76	-13.489.752,41
Receivable carry forward from prior year loss absorption	-14.164.330,41	-11.590.996,71
Shareholder’s equity in accordance with US GAAP	-26.783.521,65	-25.119.653,60

Under German GAAP, net income/loss for the financial year is determined after taking into consideration the impact of the profit and loss transfer agreement with the Parent Company. Under US GAAP, profits or losses transferred to the parent Company under the profit and loss transfer arrangement represent an appropriation of profits or losses (akin to a dividend or capital contribution) rather than an income statement line item. The related receivables or payables from the shareholder are recorded as an adjustment to equity to reflect the distribution to or contribution from the shareholder.

Tax Effect
As the Company’s operating losses are expected to continue into the future, it does not expect to recover the deferred tax asset resulting from the net operating loss carry forwards. As a result, under US GAAP, the Company would recognize a full valuation allowance against the deferred tax asset, and the tax effect on the reversal of loss absorption is therefore assumed to be Nil.

Subsequent Events

On August 30, 2021, the Profit and Loss agreement between the previous shareholder

F.E.R. fischer Edelstahlrohre GmbH having its registered seat in Achern, registered with the commercial register of local court of Mannheim, Germany under no. HRB220198 and Advent Technologies GmbH (formerly fischer eco solutions GmbH) was terminated with effect from the end of August 31, 2021.

On August 31st 2021, 100% of the shares in Advent Technologies GmbH (formerly fischer eco solutions GmbH) was acquired by the company Advent Technologies Holdings Inc., a NASDAQ listed company (ticker: “ADN”) headquartered in Boston, USA.